Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report of Amryt Pharma plc (the “Company”) on Form 20-F for the fiscal year ended December 31, 2021 (the “Annual Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Rory P. Nealon, Chief Financial Officer and Chief Operating Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 29, 2022
By:	/s/ Rory P. Nealon
Name:	Rory P. Nealon
Title:	Chief Financial Officer and Chief Operating Officer (principal financial officer)